UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2005

Q COMM INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Utah	001-31718	87-0674277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 East Technology Avenue Building C Orem, Utah 84097
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (801) 226-4222

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 24, 2005, Q Comm International, Inc. issued a press release to report its preliminary financial results for the quarter ended March 31, 2005. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The press release contains forward-looking statements regarding Q Comm International, Inc. and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in this Current Report on Form 8-K, including Exhibits 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1  Press Release dated May 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q Comm International, Inc.

Dated: May 27, 2005	By: /s/ Michael K. Openshaw

Michael K. Openshaw
Chief Financial Officer

EXHIBIT LIST

99.1	Press release dated May 24, 2005 announcing Q Comm International, Inc.’s preliminary results for the quarter ended March 31, 2005.